SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):    JULY 8, 1996
                        Commission File Number:  0-12666


                         AMERICAN FINANCIAL HOLDING, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                              87-0458888
     (State or other jurisdiction of              (IRS Employer
     incorporation or organization)            Identification No.)


     225 SOUTH 200 WEST, SUITE 302
         FARMINGTON, UTAH                             84025-0683
     (Address of Principal Executive Offices)        (Zip Code)


              Registrant's Telephone Number, including Area Code:
                                   (801) 451-9580

                             NONE
     (Former name, former address, and formal fiscal year, if changed since last report)


             ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 8, 1996, the board of directors of American Financial Holding, Inc. (the "Registrant") approved the engagement of Jensen & Jones, Salt Lake City, Utah, to audit and report on the Registrant's financial statements for the year ended December 31, 1995.

     No consultations occurred between the Registrant and Jensen & Jones during the two most recent fiscal years and any subsequent interim period prior to Jensen & Jones's appointment regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion, or other information considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN FINANCIAL HOLDING, INC.


Dated:  July 8, 1996               By
                                    /s/ Kenton L. Stanger, President
                                    Director and Principal Executive Officer